Barclays 10D prepared by Black and Callow

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER
Distribution Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

For the monthly distribution period from February 1, 2019 to February 28, 2019

Commission File Number of issuing entity:  333-205943
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-205943-01
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of depositor as specified in its charter)

Commission File Number of sponsor:  333-205943-02
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact name of sponsor as specified in its charter)

Yasser Rezvi, Phone: (212) 526-5847
(Name and telephone number, including area code, of the person to contact in connection with this filing)

Delaware
(State or other jurisdiction of incorporation or organization of the issuing entity)

30-6324196
(I.R.S. Employer Identification No.)

c/o Wilmington Trust, National Association	19890
Rodney Square North	(Zip Code)
1100 North Market Street
Wilmington, DE
(Address of principal executive offices of issuing entity)

(302) 651-1000
(Telephone number, including area code)

(Former name, former address, if changed since last report)

Each class of Notes to which this report on Form 10-D relates as set forth in the distribution reports attached hereto as Exhibit 99 is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ___

PART I – DISTRIBUTION INFORMATION

ITEM 1 – Distribution and Pool Performance Information.

The information required by Items 1121(a) and 1121(b) of Regulations AB is contained in the distribution reports attached hereto as Exhibit 99.

With respect to the information required by Item 1121(c) of Regulation AB, Barclays Dryrock Funding LLC (CIK # 0001551964) has no repurchase activity to report for the period from February 1, 2019 to February 28, 2019 for the Barclays Dryrock Issuance Trust. Barclays Dryrock Funding LLC’s most recent Form ABS-15G was filed on February 7, 2019.

With respect to the information required by Item 1121(d) and Item 1121(e) of Regulation AB, Barclays Dryrock Funding LLC has no activity to report for the period from February 1, 2019 to February 28, 2019.

PART II – OTHER INFORMATION

ITEM 2 – Legal Proceedings.

Barclays Bank Delaware (“BBD”) has provided the following information to Barclays Dryrock Funding LLC for inclusion in this Form 10-D:

BBD is a defendant in a number of putative class action cases commenced in 2005 in various federal district courts by merchants alleging that Visa U.S.A., Inc. (“Visa”), MasterCard International (“MasterCard”) and their member banks conspired to fix interchange fees and unlawfully bundle several separate and distinct services, such as payment protection and transaction processing costs, in violation of the U.S. antitrust laws. The merchants also alleged that the defendants impose other restraints on merchants in connection with accepting payment cards and that such alleged restraints violate the antitrust laws. Visa, MasterCard and several other payment card issuing banks are also defendants in the proceedings, which have been consolidated into a single proceeding in the Eastern District of New York, MDL No. 1720.

The merchants’ complaints sought an unspecified amount of damages and injunctive relief. By an order dated January 9, 2008, the court dismissed class damage claims prior to January 1, 2004; accordingly, the period over which any damages may be awarded is January 1, 2004 to the date of the award.

On July 13, 2012, the parties filed a proposed settlement agreement with the court under which the defendants agreed to pay the class plaintiffs $6.05 billion, to make network rule changes and to give other relief. The settlement agreement included a provision pursuant to which Visa and MasterCard would reduce U.S. interchange rates 10 bps during an eight-month period from July 29, 2013 through March 29, 2014. On the same day, defendants announced that they reached an agreement in principle to settle with a group of individual plaintiffs that were not members of the class. The class settlement was approved by District Judge John Gleeson on December 13, 2013, who then entered an agreed form of final judgment on January 14, 2014. The National Retail Federation and a number of merchants appealed that judgment to the United States Court of Appeals for the Second Circuit. On June 30, 2016, the Second Circuit reversed Judge Gleeson’s ruling approving the settlement and remanded the action back to the Eastern District of New York.

Following remand of the case, the District Court reappointed counsel to represent members of the putative class seeking primarily (but not exclusively) damages pursuant to Federal Rule of Civil Procedure 23(b)(3) and appointed new counsel to represent class members seeking primarily equitable relief pursuant to Federal Rule of Civil Procedure 23(b)(2). Counsel for the Rule 23(b)(3) putative class members moved for leave to file an amended complaint adding factual allegations and legal theories to conform to developments in the law, as well as damage claims for additional years of alleged damages. Counsel for the Rule 23(b)(2) putative class members filed a separate complaint seeking broad equitable relief against allegedly anticompetitive conduct as well as Visa and MasterCard network rules.

On September 27, 2017, Magistrate Judge James Orenstein granted the Rule 23(b)(3) plaintiffs’ motion to amend in part and denied it in part, allowing the plaintiffs to amend their complaints to add their additional legal and factual theories, but holding that those theories would only apply to the preceding four years and would not relate back to the date of filing of the initial complaints in 2005. On October 30, 2017, the Rule 23(b)(3) plaintiffs filed their amended complaint.

The Rule 23(b)(3) plaintiffs appealed Magistrate Judge Orenstein’s ruling to District Judge Margo Brodie. On August 30, 2018, District Judge Brodie set aside Magistrate Judge Orenstein’s ruling, holding that plaintiffs’ additional legal and factual theories related back to the original filing dates for the Rule 23(b)(3) complaints and, for similar reasons, that comparable theories advanced by merchants that elected not to participate in the 2012 settlement and are suing the same defendants separately.

On January 16, 2019, BBD and the other bank defendants moved to dismiss the Rule 23(b)(2) class plaintiffs’ claims.  The briefing on the motion is currently scheduled to be completed in April 2019.

A number of merchants, including several large retailers, elected against participation in the 2012 class settlement, “opting out” of that settlement and pursuing separate actions on the same or similar claims as those alleged by the putative class plaintiffs. Some of these merchants commenced new actions against Visa, MasterCard and certain member banks, not including BBD. Although the class settlement fund was reduced to account for opt-outs, resulting in a refund to BBD of a portion of its share of the class settlement fund, total settlement payments by BBD to opt-out plaintiffs may be higher than the amount of that refund. If so, BBD will be liable for its share of the excess over the refund under the terms of a judgment sharing agreement with Visa, MasterCard and the other payment card issuing bank defendants. As of the date hereof, Visa and MasterCard have settled a number of these opt-out actions and BBD has contributed to the settlement of those actions in accordance with the judgment sharing agreement. The amount of those settlements has exceeded what each of those plaintiffs would have been paid as a result of the class settlement.

On February 17, 2017, BBD was named as a defendant in a case filed in Harris County Texas District Court. Plaintiffs allege that Visa, MasterCard, and the named defendant member banks agreed, with respect to Visa and MasterCard branded payment cards, to fix interchange fees, unlawfully bundle separate and distinct services, and otherwise engage in monopolistic and anticompetitive behavior in violation of the Texas Free Enterprise and Antitrust Act of 1983. Plaintiffs seek unspecified damages and injunctive relief. On April 5, 2017, certain defendants, including BBD, filed special appearances in the Texas District Court on the grounds that the court lacks personal jurisdiction over such defendants. On the same day, defendants jointly removed the case to the U.S. District Court for the Southern District of Texas. On April 7, 2017, the plaintiffs moved to remand the case to state court and filed an amended complaint. On August 3, 2017, the action was transferred to the Eastern District of New York to be included in the pending multi-district litigation, MDL No. 1720.  The District Court for the Eastern District of New York denied the plaintiffs’ motion to remand on September 18, 2018.  On November 26, 2018, the plaintiffs filed a second amended complaint adding claims for violation of Sections I and II of the Sherman Antitrust Act against all defendants.  BBD answered the second amended complaint on December 21, 2018.  The District Court has yet to establish a calendar for further fact discovery, expert discovery, and substantive motions.

On September 17, 2018, all defendants entered into a settlement agreement with the Rule 23(b)(3) class plaintiffs to resolve their claims.  On January 24, 2019, Judge Brodie preliminarily approved the settlement of the Rule (b)(3) plaintiffs’ claims.  A final approval hearing has not been scheduled. Because of the inherent uncertainties involved in the Rule 23(b)(2) class action, the “opt-out” plaintiffs’ actions and the Texas action, it is too early to reliably estimate the ultimate liability BBD may incur or whether the results could be material to the operation or cash flows of BBD.

U.S. Bank National Association (“US Bank”), as indenture trustee, has provided the following information to Barclays Dryrock Funding LLC for inclusion in this Form 10-D:

Since 2014 various plaintiffs or groups of plaintiffs, primarily investors, have filed claims against U.S. Bank National Association (“U.S. Bank”), in its capacity as trustee or successor trustee (as the case may be) under certain residential mortgage backed securities (“RMBS”) trusts. The plaintiffs or plaintiff groups have filed substantially similar complaints against other RMBS trustees, including Deutsche Bank, Citibank, HSBC, Bank of New York Mellon and Wells Fargo. The complaints against U.S. Bank allege the trustee caused losses to investors as a result of alleged failures by the sponsors, mortgage loan sellers and servicers for these RMBS trusts and assert causes of action based upon the trustee’s purported failure to enforce repurchase obligations of mortgage loan sellers for alleged breaches of representations and warranties concerning loan quality. The complaints also assert that the trustee failed to notify securityholders of purported events of default allegedly caused by breaches of servicing standards by mortgage loan servicers and that the trustee purportedly failed to abide by a heightened standard of care following alleged events of default.

Currently U.S. Bank is a defendant in multiple actions alleging individual or class action claims against the trustee with respect to multiple trusts as described above. Previously, U.S. Bank disclosed that the most substantial case was: BlackRock Balanced Capital Portfolio et al v. U.S. Bank National Association, No. 605204/2015 (N.Y. Sup. Ct.) (class action alleging claims with respect to approximately 770 trusts) and a companion class action case involving additional trusts (collectively, the “BlackRock cases”). Some of the trusts implicated in the aforementioned BlackRock cases, as well as other trusts, are involved in actions brought by separate groups of plaintiffs related to no more than 100 trusts per case.

U.S. Bank cannot assure you as to the outcome of any of the litigation, or the possible impact of these litigations on the trustee or the RMBS trusts. However, U.S. Bank denies liability and believes that it has performed its obligations under the RMBS trusts in good faith, that its actions were not the cause of losses to investors and that it has meritorious defenses, and it intends to contest the plaintiffs’ claims vigorously.

ITEM 10 – Exhibits

Exhibit 99 Monthly Servicers’ Certificate and Monthly Noteholders’ Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 15, 2019

BARCLAYS DRYROCK FUNDING LLC (Depositor) By: /s/ Yasser Rezvi
Name: Yasser Rezvi Title: President and Treasurer